swn
Southwestern Energy®

2023 Company Outlook and Investor Presentation

March 9, 2023



Cautionary Statements

Investor Relations Contacts

investor_relations@swn.com

Brittany Raiford
832.796.7906

Aaron Henslin
832.796.2838

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. These statements are based on current expectations. The words "anticipate," "intend," "plan," "project," "estimate," "continue," "potential," "should," "could," "may," "will," "objective," "guidance," "outlook," "effort," "expect," "believe," "predict," "budget," "projection," "goal," "forecast," "model," "target", "seek", "strive," "would," "approximate," and similar words are intended to identify forward-looking statements. Statements may be forward looking even in the absence of these particular words.

Examples of forward-looking statements include, but are not limited to, the expectations of plans, business strategies, objectives and growth and anticipated financial and operational performance, including guidance regarding our strategy to develop reserves, drilling plans and programs (including the number of rigs and frac fleets to be used), estimated reserves and inventory duration, projected production and sales volume and growth rates, projected commodity prices, basis and average differential, impact of commodity prices on our business, projected average well costs, generation of free cash flow, our return of capital strategy, including the amount and timing of any redemptions, repayments or repurchases of our common stock, outstanding debt securities or other debt instruments, leverage targets, our ability to maintain or improve our credit ratings, leverage levels and financial profile, our hedging strategy, our environmental, social and governance (ESG) initiatives and our ability to achieve anticipated results of such initiatives, expected benefits from acquisitions, potential acquisitions and strategic transactions, the timing thereof and our ability to achieve the intended operational, financial and strategic benefits of any such transactions or other initiatives. These forward-looking statements are based on management's current beliefs, based on currently available information, as to the outcome and timing of future events. All forward-looking statements speak only as of the date of this news release. The estimates and assumptions upon which forward-looking statements are based are inherently uncertain and involve a number of risks that are beyond our control. Although we believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Therefore, you should not place undue reliance on any of the forward-looking statements contained herein.

Factors that could cause our actual results to differ materially from those indicated in any forward-looking statement are subject to all of the risks and uncertainties incident to the exploration for and the development, production, gathering and sale of natural gas, NGLs and oil, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, commodity price volatility, inflation, the costs and results of drilling and operations, lack of availability of drilling and production equipment and services, the ability to add proved reserves in the future, environmental risks, drilling and other operating risks, legislative and regulatory changes, the uncertainty inherent in estimating natural gas and oil reserves and in projecting future rates of production, the quality of technical data, cash flow and access to capital, the timing of development expenditures, a change in our credit rating, an increase in interest rates, our ability to increase commitments under our revolving credit facility, our hedging and other financial contracts, our ability to maintain leases that may expire if production is not established or profitably maintained, our ability to transport our production to the most favorable markets or at all, any increase in severance or similar taxes, the impact of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally, the effects of weather or power outages, increased competition, the financial impact of accounting regulations and critical accounting policies, the comparative cost of alternative fuels, credit risk relating to the risk of loss as a result of non-performance by our counterparties, impacts of world health events, including the COVID-19 pandemic, cybersecurity risks, geopolitical and business conditions in key regions of the world, our ability to realize the expected benefits from acquisitions and strategic transactions, our ability to achieve our GHG emission reduction goals and the costs associated therewith, and any other factors described or referenced under Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" and under Item 1A. "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2022.

We have no obligation and make no undertaking to publicly update or revise any forward-looking statements, except as required by applicable law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

Additional Information

Cautionary Note to U.S. Investors

The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves. We use the terms "resource" and "EUR" in this presentation that the SEC's guidelines prohibit us from including in filings with the SEC. The quarterly reserves data included in this release are estimates we prepared that have not been audited by our independent reserve engineers. All such estimates are inherently more speculative than estimates of proved reserves and are subject to substantially greater risk of actually being realized. U.S. investors are urged to consider closely the oil and gas disclosures and associated risk factors in our Annual Report on Form 10-K and other reports and filings with the SEC.

Use of Non-GAAP Information

This presentation contains non-GAAP financial measures, such as PV-10, adjusted net income, adjusted EPS, adjusted EBITDA, free cash flow, net cash flow, leverage and net debt, including certain key statistics and estimates. We report our financial results in accordance with accounting principles generally accepted in the United States of America ("GAAP"). However, management believes certain non-GAAP performance measures may provide users of this financial information additional meaningful comparisons between current results and the results of our peers and of prior periods. These non-GAAP financial measures are not alternatives to GAAP measures and should not be considered in isolation or as an alternative to the Company's GAAP measures. Please see the Appendix for definitions and reconciliations of the non-GAAP financial measures that are based on reconcilable historical information.

Use of Projections

The financial, operational, industry and market projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond SWN's control. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial, operational, industry and market projections, estimates and targets, including assumptions, risks and uncertainties described in "Forward-Looking Statements" above.

Strategic Positioning



Shareholder Value Proposition

- ✓ **Constructive Long-term Macro Outlook**
- ✓ **15 Years of Core Inventory in Two Premier Natural Gas Basins**
- ✓ **Proactively Responding to Lower Prices to Prioritize Free Cash Flow**
- ✓ **Enterprise Focus to Continue to Improve Capital Efficiency**
- ✓ **Lowered Enterprise Cost Structure and Strengthened Balance Sheet**
- ✓ **Capital Allocation Plan Progressing to Returning Capital Sustainably**
- ✓ **Attractive Valuation**

Our Strategy

SWN Southwestern Energy®

CREATE
SUSTAINABLE VALUE

- Enhance corporate and shareholder economic returns
- Deliver sustainable free cash flow
- Deepen and upgrade the quality and capital efficiency of asset base and inventory
- Convert resources to reserves

PROTECT
FINANCIAL STRENGTH

- Target sustainable leverage of 1.5x – 1.0x and total debt of $3.5 billion – $3.0 billion
- Hedge to protect capital investments, cover costs and meet other financial commitments
- Lower debt, extend debt maturity, expand liquidity
- Improve financial profile to achieve investment grade

PROGRESS
LEADING EXECUTION

- Further enhance well performance, optimize well costs and reduce base decline
- Marketing and transportation optimization to grow margins and maintain flow assurance
- Build on data analytics, emerging technology, strategic sourcing, stringent cost management, operate with HSE / ESG as core values
- Vertical integration and large-scale asset development expertise

CAPTURE TANGIBLE
BENEFITS OF SCALE

- Building a competitive advantage through scale
- Demonstrated ability for large-scale asset integration
- Continue to capture synergies, deepen economic inventory, improve cost efficiencies through the cycle, leverage strength of marketing and transportation capabilities, expand opportunity set, lower enterprise risk, and increase the optionality of the business

Resilient free cash flow generation through responsible development of our core positions in the two premier U.S. natural gas basins

Company Transformation – Positioned for the Future

SWN Southwestern Energy®

Net Production (Bcfe/d)


Increased production base by 2.3 Bcfe/d
2.4
4.7
2020
2022

Core Inventory


Strengthened core inventory depth by more than 900 locations
1,100
2,050
2020
2022

Free Cash Flow ($MM)


Generating free cash flow
($237)
$848
2020
2022

LNG Sales (Bcf/d)


Increased LNG sales to 1.5 Bcf/d
0.2
1.5
2020
2022

Gulf Coast Transportation (Bcf/d)


Increased access by 2.3 Bcf/d
0.7
3.0
2020
2022

Net Debt / LTM EBITDA


2.2x leverage improvement
3.5x
1.3x
2020
2022

Note: Free cash flow and Net Debt / LTM EBITDA are non-GAAP financial measures. See explanation and reconciliation in the Appendix. 2020 results inclusive of Montage acquisition closed on November 12, 2020.

Largest Dual Basin Natural Gas Producer

swn
Southwestern Energy®



Appalachia
80% Gas
20% Liquids
Net Acres: 766,000
2023E Net Production: ~2.8 Bcfe/day(1)
Haynesville
100% Gas
Net Acres: 286,000
2023E Net Production: ~1.8 Bcfe/day(1)

Natural Gas Peer 2023E Net Production (Bcfe/d)(2,3)



Companies with multi-basin assets
5.3
4.6
3.8
3.7
3.3
2.1
1.5
1.5
1.0
Peer 1
SWN
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8

Post-tax PV-10 at SEC Pricing ($B)(2,3)



Companies with multi-basin assets
$40.1
$37.6
$26.3
$26.1
$24.5
$23.6
$12.6
$10.8
$8.3
Peer 1
SWN
Peer 3
Peer 2
Peer 5
Peer 4
Peer 7
Peer 6
Peer 8

Converting differentiated scale and free cash flow generation capabilities into long-term shareholder value

1) Based on midpoint of guidance.
2) Based on midpoint of company provided guidance and most recent SEC filings.
3) Peers include AR, CHK, CNX, CRK, CTRA, EQT, GPOR and RRC.

Portfolio Optionality Across Deep High Return Inventory

SWN Southwestern Energy®

Basin


Haynesville 40%
4.6 Bcfe/d
net production(1)
Appalachia 60%
Haynesville 44%
15 Years
core inventory
Appalachia 56%

Commodity


Liquids 13%
4.6 Bcfe/d
net production(1)
Gas 87%

Basin, commodity and end market diversification reduce risk and strengthen the sustainability of free cash flow generation



Premium Sales Locations


Other 3%
CityGate 6%
~1/3 gas sold to LNG markets
Sales Locations
marketed gross production(2)
Appalachia 26%
LNG Corridor/ Gulf Coast 65%

1) Estimated based on midpoint of guidance.
2) Estimated based on 2023 guidance, contracted firm transportation and firm sales agreements.

Today's Agenda

SWN Southwestern Energy®

- Operational update – Clay Carrell / Andy Huggins
  - Depth of quality inventory across both core assets
  - 2023 development program
  - Haynesville update and future value optimization
  - Marketing optionality and flow assurance

- Marketing update – David Talley
  - How the U.S. fits within the global LNG landscape
  - Why the Haynesville is advantaged to meet U.S. LNG demand
  - How SWN is differentially positioned to capture improving natural gas fundamentals

- Intermediate term outlook – Carl Giesler
  - Company priorities
  - Balance sheet progression
  - Shareholder return value proposition

Operational Update



Deep Core Inventory Set Across Both Assets

swn Southwestern Energy®

Total Company Inventory



Only 630 locations included in $26B PV-10 value(1)
2,050 core locations represents more than 15 years of development
6,350 total locations
WV / Ohio Core
PA Core
Haynesville Core
WV / Ohio Other
PA Other
Haynesville Other

Appalachia Inventory Detail



Other 1,115
Lower Marcellus 1510
Upper Marcellus 370
Utica 1805
~4,800 total locations
Upper Marcellus 210
Lower Marcellus 660
Utica 280
~1,150 core locations

Haynesville Inventory Detail



Haynesville 810
Middle Bossier 740
~1,550 total locations
Haynesville 470
Middle Bossier 430
~900 core locations

$26B pre-tax PV-10 at strip includes only 5 years of inventory out of 15 years of core locations(1)

Note: Pre-tax PV-10 is a non-GAAP financial measure.
See explanation and reconciliation in the Appendix.
1) Pre-tax PV-10 value as of December 30, 2022, 5-year strip pricing.

Proactively Managing Through Commodity Volatility

- Proactive response to gas pullback
  - Capital plan reflects moderated activity with expected 2-3% production decline
    - ~2 fewer rigs, ~0.5 fewer frac fleets
    - Greater liquids-directed activity
  - Flexibility to calibrate investment to cash flow
    - 2023 level and mix of activity
    - Vertical integration flexibility
- Capital efficiency initiatives
  - Haynesville D&C reduction
  - Proactive inflation mitigation
  - Well performance / return enhancement
  - Downtime reduction

Average Rigs[1]



13
10 - 11
2
Decrease
2022
2023E

Frac Fleets[1]



5
4 - 5
0.5
Decrease
2022
2023E

SWN is quickly and efficiently managing through the cycle and will continue to improve capital efficiency

1) Based on anticipated 2023 activity levels.

Appalachia – Core Dry Gas and Liquids Position

Operational Plan[1]	2023E
Rigs	3
Frac fleets	2
Wells drilled	53 – 58
% Marcellus liquids rich	65%
Wells completed	64 – 69
% Marcellus liquids rich	65%
Wells to sales	68 – 73
% Marcellus liquids rich	65%
Average lateral length	>15,500
Base decline	<25%

Capital Program[1]	2023E
D&C capital	$840MM – $950MM
$/lateral foot	$900 – $950

Cost Structure ($/Mcfe)	2023E
LOE	$1.18 – $1.24
TOTI	$0.13 – $0.17
Price differential ($/Mcf)[3]	($0.75 – $0.90)


Appalachia
Net Acres: 766,000
2023E Net Production: ~2.8 Bcfe/day (2)
80% Gas
20% Liquids
Pennsylvania
Ohio
West Virginia
SWN Operating Areas


57.5%
$2.1B D&C(2)
42.5%
40%
4.6 Bcfe/d(2)
60%
Haynesville
Appalachia

1) At anticipated 2023 activity levels.
2) Based on midpoint of guidance.
3) Discount to Henry Hub including transportation costs and heating content adjustment.

Appalachia Operating Areas

swn Southwestern Energy®



Pennsylvania
Ohio
West Virginia

West Virginia

Inventory: 225 Marcellus Super Rich | 110 Marcellus Rich | 695 Marcellus Dry | 1,075 Utica Dry Gas | 1,050 Upper Devonian

2023E Program:
Op WI / NRI: ~79% | ~66%
Wells to sales: ~40 (Super Rich / Rich)
Avg. CLAT: ~15,000'
D&C Cost: $930 – $970/ft

Ohio

Inventory: 125 Marcellus Super Rich | 155 Marcellus Rich Gas | 225 Utica Dry Gas | 110 Utica Condensate

2023E Program:
Op WI / NRI: ~85% | ~69%
Wells to sales: ~15 (~10 Utica / ~5 Super Rich)
Avg. CLAT: ~16,600'
D&C Cost: $920 – $960/ft

Pennsylvania

Inventory: 200 Lower Marcellus | 370 Upper Marcellus | 395 Utica Dry Gas | 65 Geneseo

2023E Program:
Op WI / NRI: ~97% | ~82%
Wells to sales: ~15 Lower Marcellus
Avg. CLAT: ~15,800'
D&C Cost: $820 – $890/ft

Highest Yield Liquids-rich Acreage in Appalachia

SWN Southwestern Energy

Marcellus NGL Yield (Bbl/Mmcf)



SWN acreage
50
100+
Columbiana
Beaver
Cranberry Township
Carroll
Hancock
Allegheny
Tuscarawas
Jefferson
Harrison
Ohio
Washington
Guernsey
St. Clairsville
Belmont
Stockdale
Pennsylvania
Greene
Masontown
Monongalia
Marion
Washington
Tyler
Taylor
Harrison
Doddridge
West Virginia
Wood
Ritchie
Barbour
Wirt

Marcellus Condensate Yield (Bbl/Mmcf)



SWN acreage
120+
0
Columbiana
Beaver
Cranberry Township
Carroll
Hancock
Allegheny
Tuscarawas
Jefferson
Harrison
Ohio
Washington
Guernsey
St. Clairsville
Belmont
Stockdale
Pennsylvania
Greene
Masontown
Monongalia
Marion
Washington
Tyler
Taylor
Harrison
Doddridge
West Virginia
Wood
Ritchie
Barbour
Wirt

>600 Marcellus locations across the rich and super rich windows in West Virginia and Ohio provide unique margin-enhancing opportunities

Source: Enverus public data.

Haynesville – Core Stacked Pay Position

SWN Southwestern Energy

Operational Plan[1]	2023E
Rigs	7 – 8
Frac fleets	2 – 3
Wells drilled	60 – 65
% Haynesville / Middle Bossier	50% / 50%
Wells completed	64 – 69
% Haynesville / Middle Bossier	50% / 50%
Wells to sales	70 – 75
% Haynesville / Middle Bossier	50% / 50%
Average lateral length	~8,500
Base decline	~55%

Capital Program[1]	2023E
D&C capital	$1.1B – $1.3B
$/lateral foot	$1,950 – $2,150

Cost Structure ($/Mcf)	2023E
LOE	$0.84 – $0.90
TOTI	$0.22 – $0.26
Price differential[3]	($0.30 – $0.40)


LOUISIANA
Bossier Parish
Caddo Parish
Webster Parish
Bienville Parish
Panola County
De Soto Parish
Red River Parish
TEXAS
Shelby County
Natchitoches Parish
Sabine Parish
LOUISIANA
SWN acreage
Haynesville Core
Middle Bossier Core
Haynesville
100% Gas
Net Acres: 286,000
2023E Net Production: ~1.8 Bcfe/day


57.5%
$2.1B D&C(2)
42.5%
40%
4.6 Bcfe/d(2)
60%
Haynesville
Appalachia

1) At anticipated 2023 activity levels.
2) Based on midpoint of guidance.
3) Discount to Henry Hub including transportation costs and heating content adjustment.

Successful Haynesville Integration and Early Wins

- Technical achievements
  - Improved well performance driven by flowback and completion optimization initiatives
    - Best-in-basin well performance
      - Only operator of scale with production performance improvements[1]
  - Leveraged organizational technical excellence to progress optimization of completion design
    - Realized savings of $15 – $20MM in 2022
- Operational achievements
  - 10%+ gains in drilling and completion efficiency achieved in first year
  - Upsized facility designs to better handle production rates and water volumes which reduce midstream related downtime and hydraulic constraints
- Midstream / marketing
  - Increased gathering and treating capacity to align with long-term development plan
  - Increased access to LNG Corridor by 800 Mmcf/d providing increased basis protection; maintained and improved market flexibility and flow assurance
  - Proactively managed through dynamic basin growth with minimal impacts to production
- HSE / ESG
  - Responsibility sourced gas certification of all Haynesville production
  - Extended freshwater neutral program to Haynesville with first project in Louisiana
  - Division trending towards AXPC top quartile safety performance
  - Partnered with Louisiana Technical & Community College System promoting increased access to diverse candidate pool

1) Enverus public data.

Haynesville Operating Areas

swn Southwestern Energy®


LOUISIANA
North Haynesville
Claiborne
Bossier
Webster
Lincoln
Caddo
Bienville
Jackson
Red River
DeSoto
Desoto East
Winn
Natchitoches
Texas
Southwest Haynesville
Sabine
Louisiana
Grant
SWN acreage

North Haynesville

Inventory: 190 HNSV | 225 MB
EURs: 1.8 – 2.2 Bcf/1,000'

2023E Program:
Op WI / NRI: ~92% | ~71%
Wells to sales: ~20
Avg. CLAT: ~8,750'
D&C Cost: $1,775 – $1,975/ft

Desoto East

Inventory: 195 HNSV | 155 MB
EURs: 2.0 – 2.7 Bcf/1,000'

2023E Program:
Op WI / NRI: ~88% | ~68%
Wells to sales: ~40
Avg. CLAT: ~7,750'
D&C Cost: $2,150 – $2,350/ft

Southwest Haynesville

Inventory: 425 HNSV | 360 MB
EURs: 2.0 – 2.2 Bcf/1,000'

2023E Program:
Op WI / NRI: ~93% | ~72%
Wells to sales: ~12
Avg. CLAT: ~11,250'
D&C Cost: $1,650 – $1,850/ft

Core Stacked Haynesville and Middle Bossier Opportunity

SWN Southwestern Energy

2022 Wells to Sales



SWN acreage
Haynesville Core
Middle Bossier Core
SWN 2022 wells to sales
North Haynesville
Bossier
Webster
Caddo
Bienville
Red River
DeSoto
Natchitoches
Desoto East
Texas
Southwest Haynesville
Sabine
Louisiana

Desoto East Well Performance (Mcf/ft)[1]



22 Haynesville
21 Haynesville
22 Middle Bossier
21 Middle Bossier
Cumulative Mcf/ft
700
600
500
400
300
200
100
-
-
30
60
90
120
150
180
Producing Days

Southwest / North Well Performance (Mcf/ft)[1]



22 Haynesville
21 Haynesville
22 Middle Bossier
21 Middle Bossier
Cumulative Mcf/ft
700
600
500
400
300
200
100
-
-
30
60
90
120
150
180
Producing Days

Consistently strong well performance year over year and across zones

Source: SWN internal daily production data.
1) Wells included based on sales year and production normalized to a completed lateral ft.

SWN Delivers Leading Well Performance

SWN Southwestern Energy

Operator Well Performance (Mcf/ft)[1]



6 Mo Cumulative Gas (Mcf/ft)
700
600
500
400
300
200
100
-
2019 2020 2021 2022
SWN consistently improving well performance
SWN
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5

Type Curve Area Well Performance (all operators) (Mcf/ft)



6 Mo Cumulative Gas (Mcf/ft)
700
600
500
400
300
200
100
-
2019 2020 2021 2022
Fault zone leading LA well performance; concentrated in SWN's Desoto East area
Natchitoches Fault Zone
LA Core
LA South
TX North
LA North

2019 – 2022 Wells to Sales



Marion
Bossier
Webster
Harrison
Caddo
LA North
TX North
Liquids Rich
Rusk
De Soto
Natchitoches Fault Zone
LA Core
LA South
Central Shelby
Nacogdoches
TX South Updip
Sabine National Forest
Sabine
TX South Downdip
Lufkin
Angelina
Natchitoches
Southwestern
Chesapeake
Comstock
Rockcliff
BP
Aethon

Consistently delivering leading well performance as confirmed by public data

Source: Enverus public data.
1) Peers include Aethon, BP, CHK, CRK, and Rockcliff.

Haynesville Operational Improvements

Southwestern Energy

Drilling Footage Per Day (ft/day)[1]


600
500
400
300
200
100
-
2021
2022
10%+
Increase

Drilling Days on Location (days)[1]


90
75
60
45
30
15
-
2021
2022
10%+
Decrease

Average Drilled Lateral Length (ft)[1]


12,000
10,000
8,000
6,000
4,000
2,000
-
2021
2022
5%+
Increase

Completed Footage Per Day (lateral ft/day)[1]


900
750
600
450
300
150
0
2021
2022
10%+
Increase

Delivered tangible operational improvements in first year of operations; applying learnings and best practices in go forward plan

Source: SWN internal operational data.

1) 2021 results include wells drilled or completed in 2021, 2022 results include wells drilled or completed in 2022.

Haynesville Development Efficiencies

Drilling (50 – 55% of total well costs)

- 55% of drilling costs are driven by durations
  - Targeting 2023 efficiency gains inline with 2022 of $50 – $70/ft
  - Further anticipated gains driven by
    - Improved technology and practices reducing bottom hole temperatures
    - Minimizing material downtime events
- 45% of drilling costs are tangible costs, equipment and materials driven by well design parameters (e.g., depths and pressures)

Completions (35% of total well costs)

- 90% of completion costs are related to materials and frac horsepower
  - Completion design optimization aimed at improving overall economics of well
  - Flexible contracts ensure ability to capture any potential deflationary conditions
- 10% of completion costs are related to durations
  - Targeting 2023 efficiency gains inline with 2022 of $5 – $10/ft
  - Realized improved efficiencies driving reductions in cycle time and costs

Other (10 – 15% of well costs)

- Location, flowback, pad construction



Focused on controllable cost areas
13%
29%
$1,950 - $2,150 well cost
32%
4%
24%
Drilling durations
Drilling tangibles
Other (pad, flowback, etc.)
Completion durations
Completion frac and materials

2023E Average Well Cost ($/ft)



$2,150
$1,950
23E High
Efficiencies
Service Costs
23E Low

Focused on controllable cost areas first through drilling time improvements

Superior Access to Premium Gulf Coast Markets

SWN Gulf Coast Transportation Portfolio[1]

LNG Corridor	2023E	2024E
LEAP [2]	1.2 Bcf/d	1.5 Bcf/d
Momentum NG3	–	0.3 Bcf/d
Acadian	0.2 Bcf/d	0.2 Bcf/d
Midcoast	0.2 Bcf/d	0.1 Bcf/d
Other [3]	0.2 Bcf/d	0.2 Bcf/d
LNG Corridor	**~1.8 Bcf/d**	**~2.3 Bcf/d**
Greater Gulf Coast		
Gulf South	0.3 Bcf/d	0.3 Bcf/d
ETC Tiger	0.3 Bcf/d	0.3 Bcf/d
Enable CP	0.3 Bcf/d	0.3 Bcf/d
Rover	0.3 Bcf/d	0.3 Bcf/d
MXP / GXP	0.2 Bcf/d	0.2 Bcf/d
Greater Gulf Coast	**~1.4 Bcf/d**	**~1.4 Bcf/d**
Total	**~3.2 Bcf/d**	**~3.7 Bcf/d**



Perryville
Line CP
Tiger, Gulf South
Midcoast
LEAP
Acadian
Momentum NG3
FGT Z2, Transco 65
Gillis Hub
FGT Z1, Tetco STX
LNG Corridor
Golden Pass LNG
Sabine Pass LNG
Calcasieu Pass LNG
Cameron LNG
Plaquemines LNG
Fast LNG
Freeport LNG
Corpus Christi LNG
LNG facility, operational or under construction
Market sales location
SWN current firm transportation capacity
SWN future firm transportation capacity

Flow assurance from wellhead to markets of choice, including LNG corridor

1) Company will optimize future transportation and may not elect to extend all transport.
2) LEAP capacity increases to 1.15 Bcf/d in April 2023.
3) Columbia Gulf Delivered and TGP 500L.

Marketing Update



Global Gas Pricing Dynamics

U.S. and Global Natural Gas Prices 2007 – Current



19 Bcf/d unutilized U.S. LNG import capacity by end of 2000's
Ramp in U.S. LNG exports driven by unutilized import capacity, shale production, Fukushima earthquake, and Qatar limiting LNG growth
Global and US oversupply and COVID
Elevated global natural gas demand
$/Mmbtu
$100
$95
$90
$85
$80
$75
$70
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
U.S. imported ~2 Bcf/d LNG in 2007
Fukushima nuclear disaster in Japan 2011
U.S. LNG export era begins
Cold Asia and U.S. 1Q21
Tight balances and low inventories drove 2021 rally
Russia/ Ukraine
Low Euro gas inventories entering Winter
Extremely mild Winter '22-'23
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
US (Henry Hub)
Europe (TTF)

International prices will likely incentivize additional U.S. LNG export capacity needed to meet expected global gas demand

Note: Based on market data. Outright Henry Hub and TTF prices shown, and pricing does not include liquefaction fees, shipping or regassification costs, or gas losses.

U.S. Positioned to Balance Global Gas Markets

- More than 20 Bcf/d global LNG demand growth expected through 2030
  - Driven by Asia and Europe
- U.S. best positioned to balance global supply gap relative to Qatar and Russia, other key suppliers
  - Supply security, resource depth, and more than 20 Bcf/d in-process[1] export capacity growth
  - Qatar limited to capacity under construction
  - Russia burdened by supply security concerns
- Global demand for U.S. LNG strengthens long term demand and Henry Hub price outlook

Global LNG Supply and Demand Growth From 2022 to 2030[2]



25
20
15
10
5
0
Bcf/d
Demand
Supply
US best positioned to help fill supply gap
US projects currently in progress
Asia
Europe
Other
US
Qatar
Russia
Mozambique
Supply gap

The U.S. has the unique supply security, resource depth and in-process export capacity growth to meet growing global LNG demand

1) ~6 Bcf/d U.S. Gulf Coast LNG export capacity currently under construction and more than 20 Bcf/d of permitted next wave U.S. LNG export projects.
2) SWN internal estimates informed by public data and EIA.

U.S. Projects In Progress to Fill Growing LNG Demand

LNG exports projected to further increase demand

- Current 13 Bcf/d of capacity is currently in-service
- Projected increase of 6 Bcf/d for projects under construction; over 20 Bcf/d of permitted next wave projects
- LNG provides U.S. producers the opportunity to deliver gas to undersupplied, premium markets across the world

LNG Cargo Schedule[1]



Export Capacity Bcf/d
20
16
12
8
2021
2022
2023
2024
2025
2026
2027
Corpus Christi Stage 3 (1.3 Bcf/d)
Golden Pass T3 (0.8 Bcf/d)
Golden Pass T2 (0.8 Bcf/d)
Golden Pass T1 (0.8 Bcf/d)
Plaquemines (1.8 Bcf/d)
Fast (0.4 Bcf/d)
Calcasieu Pass (0.7 Bcf/d)
Calcasieu Pass (0.7 Bcf/d)
Sabine Pass T6 (0.7 Bcf/d)
Pre-2022 Takeaway
~6 Bcf/d Gulf Coast projects

~6 Bcf/d of additional U.S. LNG export capacity under construction; potential for over 20 Bcf/d of next wave

1) Based on company announcements.

Haynesville Advantaged to Supply Gas to LNG

- Haynesville is the best positioned U.S. natural gas supply basin for LNG
  - Deep, proven resource base
  - Proximity to operational and planned export capacity growth
  - Supportive business environment
  - Developed infrastructure network with minimal regulatory impediments to expansion
- As Henry Hub prices potentially converge towards global prices, Haynesville realized pricing should benefit disproportionately given advantaged location differentials

U.S. Natural Gas Pipeline Projects



Bcf/d
7
6
5
4
3
2
1
0
Appalachia: infrastructure constraints
Haynesville: location and infrastructure advantages
Permian: reliant on infrastructure and liquids economics
Under construction(1)
Potential
Appalachia
Under construction(2)
Potential
Haynesville
Under construction(3)
Potential
Permian

Resource depth, proximity to export capacity growth, favorable business environment and well-developed infrastructure positions Haynesville to be the primary supplier of U.S. LNG exports

1) Mountain Valley Pipeline (~2 Bcf/d)
2) LEAP Expansion (~0.7 Bcf/d), LEG (~1.8 Bcf/d), M6 New Generation Haynesville (~1.7 Bcf/d)
3) Matterhorn (~2.5 Bcf/d), PHP Expansion (~0.6 Bcf/d), Whistler Expansion (~0.5 Bcf/d)

SWN LNG Supply Competitive Advantages

Advantaged Access to the LNG Corridor

- Large-scale producer with ~3.4 Bcf/d current Gulf Coast natural gas sales from Appalachia and Haynesville basins
- Established supplier with ~1.5 Bcf/d direct sales to LNG sector (Henry Hub-indexed pricing)
- Multi-decade inventory depth supports long-term LNG sales
- Responsible producer with 100% of production certified as RSG

Current Gas Sales to LNG (Bcf/d)[1]



1.5
1.0
0.4
0.3
-
-
SWN
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5

SWN Deliverability to Gulf Coast / LNG Corridor



~0.7 Bcf/d Appalachia access to the LNG Corridor / Gulf Coast via firm transportation
~2.7 Bcf/d Haynesville gross production

SWN's access to the Gulf Coast positions it well to grow LNG exposure and evaluate participation in global pricing

1) Based on publicly available materials and SWN estimates. Peers include AR, CHK, CNX, EQT and RRC.

Illustrative Global LNG Pricing Structure

- Recent strong performance of global-priced netbacks; relation between global and Henry Hub pricing can change materially over time
- International netbacks are economically advantaged at current global gas price differentials and would help diversify gas sales portfolio
- Pricing structure and other risks (political, credit, execution) relative to Henry Hub sales are being evaluated; don't expect to take out liquefaction capacity or participate in value chain outside U.S.



$16
$14
$12
$10
$8
$6
$4
$2
$-
$/Mmbtu
LNG Import Terminal
Netback
Liquefaction
Lifting
Shipping
Regas
TTF (1)

Evaluating options including exposure to international netback pricing on a risk-adjusted basis within scope of operating expertise

1) Prompt month TTF pricing converted to $/Mmbtu as of February 27, 2023.

LNG Process and Focus Areas

SWN Southwestern Energy®

Increase LNG exposure to up to 2.0 Bcf/d

- 1.5 Bcf daily current LNG sales all at Henry Hub prices

- Continue and optimize 1.5 Bcf/d baseload LNG sales at Henry Hub prices
- Evaluate up to 0.5 Bcf/d of gas sales at international pricing exposure

Decision on international pricing

- Risk adjusted review of international pricing supply agreements
- Leverage proximity, access, approaching IG credit profile and supply duration

- Potentially negotiate and execute 1 or more international pricing supply agreements
- Diversify LNG baseload and any international pricing supply agreements

TTF / JKM price exposure

- If pre-FID agreement, await facility in-service before selling gas at international linked pricing
- Typical Gulf Coast LNG facility takes 3-5 years to build

Risk-adjusted evaluation of broadening SWN's LNG supply agreements to potentially capture international pricing within our framework

LNG Strategy Objectives

SWN Southwestern Energy®

CAPTURE BENEFITS of **PORTFOLIO DIVERSIFICATION**	• Dual-basin sourced gas supply benefits from supportive long-term natural gas fundamentals • Diversify overall gas sales portfolio by contracting at multiple indices
MAINTAIN and GROW **GULF COAST MARKET PRESENCE**	• Firm transportation to Gulf Coast and proximate Haynesville position differentially benefit from LNG demand growth – 65% of SWN's production • Maintain current baseload of gas sales to LNG buyers at Henry Hub pricing • Diversify sales among LNG facilities to mitigate risk
ENABLE and PARTICIPATE in **EXPORT DEVELOPMENT**	• Evaluate gas sales to LNG buyers priced off attractive risk-adjusted global indices • Leverage SWN's structural advantages to enable growth in the LNG sector expansion

Leverage scale and transportation access to supply natural gas to the LNG sector

Intermediate Term Outlook



Pathway to Strategic Objectives

Area	Pathway	Strategic Objective
Activity	• Maintain production to progress free cash flow, economic returns and enterprise value on multi-year basis	• Long-term maintenance production; potential Haynesville growth if rewarded in market valuation
Capital Allocation	• Prioritize debt repayment; \$3.5B – \$3.0B target range • Complement with share repurchases as debt lessens and stock value warrants • Shift to return of capital as target debt range achieved	• Net debt and leverage within or below target ranges • Sustainably return capital; consider expanded methods • Lower stock price volatility / cost of capital
Operations	• Improve Haynesville operating and capital efficiency consistent with Appalachia track record • Mitigate inflation with strategic sourcing and vertical integration	• Achieve leading development metrics in both core areas
Flow Assurance	• Continue integrated approach to upstream development and midstream contracting	• Maintain flow assurance and optionality to markets of choice, including LNG
LNG	• Secure, long-term base demand for SWN's supply at Henry Hub pricing • Evaluate international price exposure in a risk-adjusted, risk-mitigating manner	• Build on our leading supply to LNG • Diversify pricing portfolio with potential measured international pricing exposure • Benefit as LNG improves Haynesville realized pricing relative to other basins
Hedging	• Given improved balance sheet and structurally increased natural gas price volatility, moderate hedging levels on a year-plus rolling basis	• Narrow the range and volatility of our hedge gains and losses • Lower financial volatility and enterprise cost of capital
M&A	• Sufficient scale currently; focus on capturing the tangible benefits from 2020 and 2021 M&A-led transformation	• Position SWN advantageously for potential sector consolidation

Defined strategic objectives with clear pathways; pace commodity price dependent

Durable Financial Strength

SWN Southwestern Energy®

Key Financial Objectives

- Reduce debt to target range of $3.5 – $3.0 billion; maintain 1.5x – 1.0x leverage
- Return to investment grade
- Supplement financial strength through disciplined enterprise risk management

Approaching Investment Grade Ratings

Agency	Current Rating	Outlook	Notches to IG	Ratings Date
S&P	BB+	Positive	1	Jan '23
Moody's	Ba1	Stable	1	May '22
Fitch	BB+	Positive	1	Aug '22

One notch from investment grade by all three rating agencies; positive outlooks by S&P and Fitch

Maturity Profile Provides for Efficient Debt Reduction[(1)]



$2,000
$1,500
$1,000
$500
$0
Unsecured Debt First Call Date
Oct '24
Sep '23
Feb '24
Mar '25
Feb '27
Secured Credit Facility(2)
Unsecured
Aligns with $3.05B long-term debt target
$389
4.95%
$134
$304
8.375%
$700
5.375%
$1,200
5.375%
$1,150
4.75%
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

Maturity profile provides efficient path to reduce debt and return to investment grade

Note: Leverage is a non-GAAP measure. See explanation and reconciliation in the Appendix.

1) *As of February 27, 2023, pro forma for redemption of 7.750% Senior Notes due 2027.*
2) *SOFR + 1.75% – 2.75%.*

Free Cash Flow Outlook

swn Southwestern Energy®

5 Year Cumulative FCF ('23 – '27) ($MM)[1]


$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Strip(2)
$4 Gas
$5 Gas

FCF Sources and Uses ('23 – '27) ($MM)[1]


Strip(2)
$4 Gas
$5 Gas
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Cumulative FCF
Debt Repayment
Excess FCF

Clear pathway to achieving debt target range of $3.5 – $3.0B; excess free cash flow available to return to shareholders

Note: Free cash flow is a non-GAAP measure. See explanation and reconciliation in the Appendix.

1) *Based on SWN internal forecast assuming maintenance capital investment and excludes impacts from operating and capital efficiency as well as inflation reduction initiatives. Based on February 27, 2023 strip, gas prices sensitized to $4 and $5 flat for 2024+.*
2) *As of February 27, 2023.*

Shareholder Value Proposition

swn
Southwestern Energy®

✓ **Constructive Long-term Macro Outlook**
Near-term supply response will only strengthen long-term outlook

✓ **15 Years of Core Inventory in Two Premier Natural Gas Basins**
Complementary inventory set across both Appalachia and Haynesville and commodity windows within Appalachia

✓ **Proactively Responding to Lower Prices to Prioritize Free Cash Flow**
Achieving long-term debt target range of $3.5 – $3.0B and investment grade remains key strategic priority

✓ **Enterprise Focus to Continue to Improve Capital Efficiency**
Leveraging progress in 2022 and large-scale development expertise to drive further efficiencies in Haynesville

✓ **Lowered Enterprise Cost Structure and Strengthened Balance Sheet**
Company is markedly more resilient to navigate commodity volatility

✓ **Capital Allocation Plan Progressing to Returning Capital Sustainably**
Priorities remain unchanged though current commodity prices shift timing of shareholder returns

✓ **Attractive Valuation**
$26B pre-tax PV-10 reserves value[1] more than two times current enterprise value

Note: Pre-tax PV-10 is a non-GAAP financial measure.
See explanation and reconciliation in the Appendix.
1) As of December 30, 2022, 5-year strip pricing.



Appendix

swn
Southwestern Energy

2023 Guidance

As of February 23, 2023

PRODUCTION	Q1	TOTAL YEAR
Gas Production *(Bcf)*	344 – 354	1,430 – 1,500
Liquids *(% of production)*	~13.5%	~13.0%
Total *(Bcfe)*	**398 – 410**	**1,650 – 1,725**
CAPITAL *(in millions)*		
Appalachia		40 – 45%
Haynesville		55 – 60%
Total D&C capital (includes land)		**$1,970 – $2,230**
Other		$30 – $50
Capitalized interest and expense		$200 – $220
Total capital investments		**$2,200 – $2,500**
PRICING		
Natural gas discount to NYMEX including transportation [1]	$0.30 – $0.40 per Mcf	$0.55 – $0.70 per Mcf
Oil discount to West Texas Intermediate (WTI) including transportation	$9.00 – $11.00 per Bbl	$12.00 – $15.00 per Bbl
Natural gas liquids realization as a % of WTI including transportation [2]	28% – 36%	27% – 35%
EXPENSES		
Lease operating expenses		$1.05 – $1.11 per Mcfe
General & administrative expense		$0.08 – $0.12 per Mcfe
Taxes, other than income taxes		$0.16 – $0.20 per Mcfe
Income tax rate (~100% deferred)		23.0%

GROSS OPERATED WELL COUNT[3]	Drilled	Completed	Wells To Sales	Ending DUC Inventory
Appalachia	53 – 58	64 – 69	68 – 73	8 – 13
Haynesville	60 – 65	64 – 69	70 – 75	15 – 20
Total Well Count	**113 – 123**	**128 – 138**	**138 – 148**	**23 – 33**

1) Includes impact of transportation costs and expected ($0.07) – ($0.09) per Mcf impact (loss) and ($0.02) – ($0.04) per Mcf impact (loss) from financial basis hedges for the first quarter and full year of 2023, respectively.
2) Annual guidance based on $74 per Bbl WTI.
3) Based on the midpoint of capital investment guidance.

Responsibly Sourced Gas to Premium Markets

2023E Differential to NYMEX

	Transportation (1)	Location (2)	Total
Year	Average Rate per Mcf	Average Basis per Mcf	Average Differential per Mcf
Appalachia	($0.42)	($0.40)	($0.82)
Haynesville	($0.04)	($0.31)	($0.35)
Total Company	**($0.24)**	**($0.36)**	**($0.60)**

2023E Sales Point Exposure

Appalachia	
Sales Location	% Gross Marketed Production (3)
Out of Basin	
NYMEX / Gulf Coast	25%
TETCO M3	14%
TGP 200L	5%
Other (4)	12%
In Basin	
DOM / M2	28%
TCO Pool	16%

Haynesville	
Sales Location	% Gross Marketed Production (3)
NYMEX	54%
Perryville – TGT Z1	34%
Industrials – FGT Z3	5%
Other – TGP Z0	7%



Canada: 1%
Greater Appalachia: 26%
Mid-West: 2%
City Gate: 6%
LNG Corridor / Gulf Coast: 65%

NOTE: Percentages on map approximate 2023 sales by location based on estimated marketed production, firm transportation and firm sales.

1) *Rate per Mcf based on estimated 2023 production and February 2023 contracted takeaway and firm sales. Estimates for natural gas differentials include all commitment costs.*
2) *Basis as of February 2023. Includes basis differentials, transportation variable cost, physical basis sales, third-party transportation charges and fuel charges, heating content adjustment and excludes financial basis derivatives.*
3) *Based on midpoint of guidance.*
4) *Other includes REX, TCO East, Dawn, Transco Z5 S and TGP Z6 S.*

Well Positioned to Supply Growing Natural Gas Demand

LNG exports projected to further increase demand

- Current 13 Bcf/d of capacity is currently in-service
- Projected increase of ~6 Bcf/d for projects under construction; over 20 Bcf/d of permitted next wave projects
- LNG provides US producers the opportunity to deliver gas to undersupplied, premium markets across the world

LNG Cargo Schedule(1)



20
16
12
8
Export Capacity Bcf/d
Corpus Christi Stage 3 (1.3 Bcf/d)
Golden Pass T3 (0.8 Bcf/d)
Golden Pass T2 (0.8 Bcf/d)
Golden Pass T1 (0.8 Bcf/d)
Plaquemines (1.8 Bcf/d)
Fast (0.4 Bcf/d)
Calcasieu Pass (0.7 Bcf/d)
Calcasieu Pass (0.7 Bcf/d)
Sabine Pass T6 (0.7 Bcf/d)
Pre-2022 Takeaway
2021
2022
2023
2024
2025
2026
2027

US natural gas demand is expected to increase by over 10 Bcf per day by 2025

- Largest increases from LNG, power and industrial demand growth
- Direct access to growing demand centers; 65% of total gas production reaches Gulf Coast markets

Expected Increase in US Natural Gas Demand from 2021 to 2025(2)



Residential & Commercial
Mexico
Industrial
Electric Power
LNG
+10 Bcf/d
Up to 70% of expected demand increase connected to Gulf Coast markets

Increasing demand and expected muted supply growth from maintenance capital investment support current market fundamentals

1) Based on company announcements.
2) SWN internal estimates.

Advantaged to Reliably Supply Expanding LNG Corridor

swn
Southwestern Energy®

SWN's differentiated positioning to supply growing LNG demand

- **Proximity and access** – largest Haynesville producer with firm transport to LNG corridor
- **Scale** – >3 Bcf/d gross gas currently sold in Gulf Coast
- **Durability** – 20+ years Haynesville inventory, backstopped by Appalachia inventory and transportation
- **Established LNG supplier** – 1.5 Bcf/d gross gas already sold to LNG exporters
- **Financial strength** – improving financial strength and credit profile
- **Responsible producer** – 100% of production certified as RSG

Total ~19 Bcf/d of LNG export capacity expected by 2026; more than 20 Bcf/d of permitted next wave projects


Cove Point
Elba Island
Venture Global Calcasieu Pass
Golden Pass
Cameron
Freeport
Venture Global Plaquemines
Cheniere - Corpus Christi
Cheniere Sabine Pass
Fast LNG
Cheniere - Corpus Christi Stage 3
US LNG Export Capacity
Operational (~13 Bcf/d)
Under Construction (~6 Bcf/d)

FERC Approved LNG Projects Awaiting FID

>20 Bcf/d of Potential Next Wave Projects

SWN Southwestern Energy

FERC-Approved, Pre-FID US LNG Projects	Location	FERC-Approved Capacity (Bcf/d)
Cameron T4 / T5	Hackberry, LA	1.4
Freeport T4	Freeport, TX	0.7
Magnolia LNG	Lake Charles, LA	1.2
Port Arthur LNG	Port Arthur, TX	1.9
Gulf LNG	Pascagoula, MS	1.5
Driftwood LNG	Calcasieu Parish, LA	3.8
Eagle LNG	Jacksonville, FL	0.1
Plaquemines LNG Phase 2	Plaquemines Parish, LA	1.6
Texas LNG	Brownsville, TX	0.6
Rio Grande LNG	Brownsville, TX	3.7
Lake Charles LNG	Lake Charles, LA	2.3
Delfin LNG	Gulf of Mexico	1.8
Total		**20.6**

TTF (Europe) vs Henry Hub (US)

Forward netbacks $5-$10 for US-sourced LNG sold in Europe



U.S. and European Gas Prices(1)
$/Mmbtu
$80
$70
$60
$50
$40
$30
$20
$10
$0
($10)
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
TTF Netback
US (Henry Hub)
Europe (TTF)

Note: TTF shown as illustrative international pricing point.
1) Strip pricing as of February 27, 2023.

U.S. LNG / Gas Value Chain



E&P
Gathering
Processing
Pipeline Transportation
LNG Liquefaction
Small / Midsize E&P's
Large Independents
Value Chain Players (Integrated)
Pure Midstream Operators
Midstream & Integrated LNG
LNG Developers

U.S. LNG value chain is becoming disaggregated providing opportunities for independent E&Ps to participate in multiple aspects of value chain

Global LNG Value Chain

swn
Southwestern Energy®

Liquifaction Plant	Shipping	LNG Import Terminal	Gas Fired Power Plants
~2 BCF/d	~32 vessels	~2 BCF/d	~9,600 MW
$15+ Billion	$6+ Billion	$2+ Billion	$10+ Billion
3-5+ years to build	3-4+ years to build	3-5+ years to build	2-3+ years to build


GAS

Large scale, long lead time projects take significant time from FID to in-service and involve a large array of global participants

Note: Illustrative example of ~2 Bcf/d LNG Value Chain; U.S. Gulf Coast LNG liquefaction plant with 15 MTPA (~2 Bcf/d) capacity cost of $1,000/ton, LNG vessel capacity of 3.8 BCF with ~60 day round trip USGC to Asia, LNG import terminal cost of ~$100-150/ton, combined cycle natural gas power plant with an 8 heat rate, 800MW capacity, 100% capacity utilization, and cost of ~$1,000/kw.

Our Approach to ESG

SUSTAINABLE VALUE

Creating sustainable value requires meaningful and impactful actions that consider our stakeholders' perspectives and align with our corporate strategy.

SOCIAL RESPONSIBILITY

Protecting the health and safety of our workforce, recognizing their personal value, treating everyone with dignity and respect, and positively impacting the communities in which we work and live.

MINIMIZING CARBON FOOTPRINT

Sustainable and responsible natural gas development is foundational to a lower-carbon energy future.

Our approach to ESG aligns with our corporate strategy to deliver lasting shareholder value

- Long-term GHG emission reduction goal of 50% decrease by 2035, consistent with a path to net zero by 2050
- Certified production from all wells as responsibly sourced gas and installing well site continuous emissions monitors
- Returning more fresh water to the environment than we consume
- No routine flaring
- Fostering a diverse and inclusive workforce
- Protecting people and preserving the environment
- Governance best practices

ESG is a Core Value

ENVIRONMENTAL

AIR

50%
long-term Scope 1 GHG reduction goal set in 2022

Scope 1&2
GHG emissions disclosed in the 2021/22 Corporate Responsibility Report

26%
year over year reduction in methane intensity

100%
continuous methane emissions monitoring by 2024

100%
certified responsibly sourced gas by year-end 2022

0%
routine flaring of associated natural gas eliminated as of December 31, 2021

WATER

15.7B
gallons of fresh water returned to the environment

6th
year in a row achieving fresh water neutrality

11
major water conservation projects completed with governmental agencies, NGO's and local community organizations

SOCIAL

100%
participation in 16-hour Officer D&I training program in 2021

36%
of new hires in 2021 were ethnically or gender diverse

23%
female employee population

100%
average women's salaries to average men's salaries in 2021*

40%
reduction in TRIR in the past five years

90%
participation in 2021 employee survey

$642M+
paid in taxes and fees over the last five years

$2.2B
In royalties paid to mineral owners since 2017

*Considers the average pay of males to the average pay of females with the same job title

GOVERNANCE

44%*
of board members are diverse (gender, nationality, ethnicity)

66%
of board members have experience in health, safety, environmental and/ or corporate responsibility

TCFD
Expanded disclosures in the Corporate Responsibility Report to align with the four core TCFD pillars

15%
of total bonus compensation linked to ESG components

Climate
Update climate scenario analysis biannually

Accountability
Methane intensity target included in compensation program

*Two directors are female, one director is nationally diverse, one director is ethnically diverse.

Haynesville Core Acreage – Haynesville

Haynesville Well Activity


UPSHUR
MARION
CLAIBORNE
GREGG
HARRISON
BOSSIER
WEBSTER
Densely drilled
CADDO
RUSK
PANOLA
SWN core
drilling inventory
SHELBY
NATCHITOCHES
NACOGDOCHES
SAN AUGUSTINE
SABINE
ANGELINA
POLK
JASPER
NEWTON
Haynesville wells
SWN Acreage
Haynesville Core

Haynesville Well Performance[1]


UPSHUR
MARION
CLAIBORNE
GREGG
HARRISON
CADDO
BOSSIER
WEBSTER
RUSK
PANOLA
DE SOTO
RED RIVER
SWN core
drilling inventory
SHELBY
NATCHITOCHES
NACOGDOCHES
SAN AUGUSTINE
SABINE
ANGELINA
POLK
TYLER
JASPER
NEWTON
SWN Acreage
Haynesville Core
EUR (Bcf/1,000')
1.7 – 2.2 Bcf
2.2 – 2.7 Bcf
2.7+ Bcf

Highest EUR core inventory concentrated across SWN's position

Source: Enverus public data for wells to sales prior to 2022.
1) Excludes wells less than 1.7 Bcf/1,000' EUR per Enverus for wells to sales 2016-2021.

Haynesville Core Acreage – Middle Bossier

Middle Bossier Well Activity



HARRISON
CADDO
BOSSIER
WEBSTER
CLAIBORNE
GREGG
RUSK
PANOLA
BIENVILLE
DE SOTO
RED RIVER
Middle Bossier
Core
NATCHITOCHES
NACOGDOCHES
SAN AUGUSTINE
SABINE
ANGELINA
TYLER
JASPER
NEWTON
Middle Bossier wells
SWN Acreage
Middle Bossier Core

Middle Bossier Well Performance[1]



HARRISON
CADDO
BOSSIER
WEBSTER
CLAIBORNE
GREGG
RUSK
PANOLA
BIENVILLE
DE SOTO
RED RIVER
Middle Bossier
Core
NATCHITOCHES
NACOGDOCHES
SAN AUGUSTINE
SABINE
ANGELINA
TYLER
JASPER
NEWTON
SWN Acreage
Middle Bossier Core
EUR (Bcf/1,000')
1.7 – 2.2 Bcf
2.2 – 2.7 Bcf
2.7+ Bcf

Middle Bossier core inventory across SWN's position with EURs consistent with Haynesville

Source: Enverus public data for wells to sales prior to 2022.
1) Excludes wells less than 1.7 Bcf/1,000' EUR per Enverus for wells to sales 2016-2021.

Haynesville Resource and Deliverability

Hydrocarbon Pore Volume (V/V)


Marion
Webster
Bossier
Caddo
Harrison
Minden
Bienvi
Panola
Rusk
De Soto
Red River
Shelby
Natchitoch
Nacogdoches
Sabine
National Forest
San Augustine
Lufkin
Angelina
Sabine
SWN acreage
0.0
0.53+

Reservoir Pressure (Psi)


Marion
Webster
Bossier
Caddo
Harrison
Minden
Bienvi
Panola
Rusk
De Soto
Red River
Shelby
Natchitoch
Nacogdoches
Sabine
San Augustine
Lufkin
Angelina
Sabine
SWN acreage
5,000
10,000+

Reservoir characteristics driving enhanced economics across Tier 1 acreage position

Source: Enverus public data

Explanation and Reconciliation of Non-GAAP
Financial Measures: Net Cash Flow and Free Cash Flow

swn Southwestern Energy®

Net cash flow is defined as cash flow from operating activities adjusted for changes in operating assets and liabilities, merger-related expenses and restructuring charges. The Company presents this measure because (i) management uses it as an indicator of an oil and gas exploration and production Company's ability to internally fund exploration and development activities and to service or incur additional debt, (ii) changes in operating assets and liabilities relate to the timing of cash receipts and disbursements which the Company may not control and (iii) changes in operating assets and liabilities may not relate to the period in which the operating activities occurred. Net cash flow is not a measure of financial performance under GAAP.

Free cash flow is defined as net cash flow less total capital investments. The Company presents this measure because it is accepted as an indicator of excess cash flow available to a company for the repayment of debt or for other general corporate purposes. Free cash flow is not a measure of financial performance under GAAP.

	3 Months Ended December 31, 2022	3 Months Ended December 31, 2021	12 Months Ended December 31, 2022	12 Months Ended December 31, 2021
		($ in millions)		
Net cash flow:				
Net cash provided by operating activities	$ 958	$ 533	$ 3,154	$ 1,363
Add back (deduct):				
Changes in operating assets and liabilities	(281)	63	(124)	209
Merger-related expenses	—	37	27	76
Restructuring charges	—	—	—	7
Net cash flow	**$ 677**	**$ 633**	**$ 3,057**	**$ 1,655**
Free cash flow:				
Net cash flow	$ 677	$ 633	$ 3,057	$ 1,655
Subtract:				
Total capital investments	(537)	(292)	(2,209)	(1,108)
Free cash flow	**$ 140**	**$ 341**	**$ 848**	**$ 547**

Explanation and Reconciliation of Non-GAAP

Financial Measures: Adjusted EBITDA

EBITDA is defined as net income (loss) plus interest, income tax expense, depreciation, depletion and amortization. Adjusted EBITDA is defined as EBITDA less gains (losses) on sale of assets, gain on early extinguishment of debt and gains (losses) on unsettled derivatives plus non-cash stock-based compensation, restructuring charges, impairments, merger-related expenses and legal settlements. Southwestern has included information concerning EBITDA and Adjusted EBITDA because they are used by certain investors as a measure of the ability of a company to service or incur indebtedness and because it is a financial measure commonly used in the energy industry. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with GAAP or as a measure of the Company's profitability or liquidity. EBITDA and Adjusted EBITDA, as defined above, may not be comparable to similarly titled measures of other companies. Net income (loss) is a financial measure calculated and presented in accordance with GAAP. The table below reconciles historical net income (loss) with historical Adjusted EBITDA.

	3 Months Ended December 31, 2022	3 Months Ended December 31, 2021	12 Months Ended December 31, 2022	12 Months Ended December 31, 2021
		($ in millions)		
Net income (loss)	$ 2,901	$ 2,361	$ 1,849	$ (25)
Add back (deduct):				
Interest expense	45	41	184	136
Provision (benefit) for income taxes	10	—	51	—
Depreciation, depletion and amortization	313	212	1,174	546
Merger-related expenses	—	37	27	76
Restructuring charges	—	—	—	7
Impairments	—	—	—	6
(Gain) loss on unsettled derivatives[1]	(2,548)	(2,008)	(24)	944
Loss on early extinguishment of debt	8	34	14	93
Other (gain) loss	3	(6)	4	(6)
Stock-based compensation expense	—	—	4	2
Adjusted EBITDA	$ 732	$ 671	$ 3,283	$ 1,779

Note: Represents SWN standalone financials, before the impact of the acquisitions.

1) Includes ($7) million and ($4) million of non-performance risk adjustment for the three months ended December 31, 2022 and 2021, respectively, and $1 million non-performance risk adjustment for the twelve months ended December 31, 2021.

Explanation and Reconciliation of Non-GAAP
Financial Measures: Net debt / Adj. EBITDA

swn Southwestern Energy®

Net debt is defined as short-term debt plus long-term debt, less cash and cash equivalents. Adjusted EBITDA is defined as net income (loss) plus interest, income tax expense, depreciation, depletion and amortization, expenses associated with restructuring charges, impairments, legal settlements, merger-related expenses, less gains (losses) on unsettled derivatives, gains (losses) on sale of assets and gains on early extinguishment of debt over the prior 12 month period. Southwestern has included information concerning Net debt / Adjusted EBITDA because it is used by certain investors as a measure of the ability of a company to service or incur indebtedness and because it is a financial measure commonly used in the energy industry. Net debt / Adjusted EBITDA should not be considered in isolation or as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with GAAP or as a measure of the Company's profitability or liquidity. Net debt / Adjusted EBITDA, as defined above, may not be comparable to similarly titled measures of other companies. The table below reconciles historical Adjusted EBITDA with historical net income (loss).

	Dec 31, 2022	Dec 31, 2021
	($ in millions)	
Total debt[1]	$ 4,414	$ 5,440
Subtract:		
Cash and cash equivalents	(50)	(28)
Net debt	$ 4,364	$ 5,412

	Net Debt/LTM Adjusted EBITDA[2]	
	Q4 2022	Q4 2021
	($ in millions)	
Net debt	$ 4,364	$ 5,412
Adjusted EBITDA	3,283	2,644
Net debt/LTM Adjusted EBITDA	**1.3x**	**2.0x**

Note: Represents SWN standalone financials, before the impact of the acquisitions.
1) Total debt does not include unamortized debt discount and issuance expense.
2) Adjusted EBITDA for the twelve months ended December 31, 2021 includes $369 million of Adjusted EBITDA generated by Indigo Natural Resources prior to the September 2021 acquisition and $496 million of Adjusted EBITDA generated by GEP Haynesville prior to the December 2021 acquisition.

Explanation and Reconciliation of Non-GAAP
Financial Measures: Pre-tax PV-10

Another such non-GAAP financial measure is pre-tax PV-10. Management believes that the presentation of PV-10 is relevant and useful to our investors as supplemental disclosure to the standardized measure of discounted future cash flows ("standardized measure"), or after-tax PV-10 amount, because it presents the discounted future net cash flows attributable to our proved reserves prior to taking into account future corporate income taxes and our current tax structure. While the standardized measure is dependent on the unique tax situation of each company, PV-10 is based on a pricing methodology and discount factors that are consistent for all companies. Because of this, PV-10 can be used within the industry and by creditors and securities analysts to evaluate estimated net cash flows from proved reserves on a more comparable basis. The difference between the standardized measure and the PV-10 amount is the discounted amount of estimated future income taxes.

	Year Ended December 31, 2022 ($ in millions)	Year Ended December 31, 2021 ($ in millions)
PV-10	$ 37,588	$ 18,731
Add back:		
Present value of taxes	8,847	3,689
Pre-tax PV-10	$ 46,435	$ 22,420